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EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 12, 1999, included in this Form 10-K into the Company's previously filed Registration Statements File Nos. 333-2868 and 333-41495.

                                                             ARTHUR ANDERSEN LLP

Phoenix, Arizona,
  March 30, 1999.